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                                                                   Exhibit 23(i)


                         CONSENT OF ARTHUR ANDERSEN LLP





To the Board of Directors of
NACCO Industries, Inc.:


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement (No. 33-3422) on Form S-4 and Registration Statement (No. 33-52660) on Form S-8.




                                   ARTHUR ANDERSEN LLP


Cleveland, Ohio,
March 31, 1995.